                                                                    EXHIBIT 10.1


                                WARRANT AGREEMENT

                         DATED AS OF SEPTEMBER 18, 1996

                                     BETWEEN

                            CYPRESS BIOSCIENCE, INC.

                                       AND

                    AMERICAN STOCK TRANSFER & TRUST COMPANY,

                                AS WARRANT AGENT

Section 1.  Appointment of Warrant Agent ...................................  1
Section 2.  Purchase Price; Form of Warrant ................................  1
Section 3.  Registration and Countersignature ..............................  2
Section 4.  Registration of Transfers and Exchanges ........................  2
Section 5.  Duration and Exercise of Warrants ..............................  3
Section 5A. Redemption of Warrants. ........................................  4
Section 5B. Exchange, Transfer or Assignment of Warrants ...................  6
Section 6.  Payment of Taxes ...............................................  6
Section 7.  Mutilated or Missing Warrants ..................................  7
Section 8.  Reservation of Common Stock ....................................  7
Section 9.  Adjustments to Exercise Price and Number of Shares .............  7
Section 10. Fractional Shares .............................................. 10
Section 11. Warrant Holder Not Deemed a Stockholder; Notices ............... 11
Section 12. Disposition of Proceeds on Exercise of Warrants ................ 11
Section 13. Merger or Consolidation or Change of Name of
            Warrant Agent................................................... 11
Section 14. Duties of Warrant Agent ........................................ 12
Section 15. Change of Warrant Agent ........................................ 13
Section 16. Identity of Transfer Agent ..................................... 14
Section 17  Indemnification ................................................ 14
Section 18. Notices ........................................................ 14
Section 19. Supplements and Amendments ..................................... 15
Section 20. Successors ..................................................... 15
Section 21. Termination .................................................... 15
Section 22. Governing Law .................................................. 15
Section 23. Benefits of this Agreement ..................................... 15
Section 24. Descriptive Headings ........................................... 16
Section 25. Counterparts ................................................... 16

                                WARRANT AGREEMENT

         This WARRANT AGREEMENT dated as of September 18, 1996 (the "Agreement") is made and entered into between CYPRESS BIOSCIENCE, INC., a Delaware corporation (the "Company), and AMERICAN STOCK TRANSFER & TRUST
COMPANY, as warrant agent (the "Warrant Agent").

         WHEREAS, pursuant to the terms of a Private Placement Memorandum to be dated as of September 3, 1996 (the "Memorandum"), the Company is offering for sale (the "Offering") up to an aggregate of 1,500,000 units (each a "Unit" and, collectively the "Units"), each Unit consisting of two shares (each a "Share" and, collectively, the "Shares") of Common Stock, $0.02 par value, of the Company and one Common Stock Purchase Warrant (each a "Warrant" and, collectively, the "Warrants"), entitling the holder thereof to purchase one share of Common Stock of the Company at an exercise price of $2.00 at any time until 5:00 P.M. Eastern Time, on October 1, 2001;

         WHEREAS, the Units, the Shares, the Warrants and the shares of Common Stock underlying the Warrants (the "Warrant Shares") are collectively referred to herein as the "Securities;"

         WHEREAS, the Company intends to register the Securities for resale pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "Securities Act") on Form S-3 or other appropriate form as determined by the Company (the "Registration Statement"); and

         WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance, registration, registration of transfer, replacement and exchange of the certificates evidencing the warrants (the "Warrant Certificates") and the exercise of the Warrants.

         NOW, THEREFORE, in consideration of the premises and mutual agreements herein set forth, the parties hereto agree as follows:

         SECTION 1. APPOINTMENT OF WARRANT AGENT. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions hereinafter in this Agreement set forth, and the Warrant Agent hereby accepts such appointment.

         SECTION 2. PURCHASE PRICE; FORM OF WARRANT. The Warrants shall be evidenced by a Warrant Certificate. The text of the Warrant Certificate and of the form


                                       1.

of Assignment and Notice of Exercise shall be substantially as set forth in Exhibit A attached hereto which is made a part hereof by this reference.

         Each Warrant shall entitle the holder thereof to purchase one share of Common Stock of the Company upon the exercise thereof at the applicable exercise price (the "Exercise Price") specified in Section 5 hereof subject to adjustment provided in Section 9. The Warrant shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future Chairman of the Board or the Chief Executive Officer of the Company, under its corporate seal, affixed or in facsimile, attested by the manual or facsimile signature of the present or any future Secretary or Assistant Secretary of the Company. Warrants shall be dated as of the date of their initial issuance.

SECTION 3. REGISTRATION AND COUNTERSIGNATURE. The Warrant Agent shall maintain books for the registration, and certification of transfer, of the Warrants. The Warrants shall be countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. The Warrants shall be so countersigned, however, by the Warrant Agent and shall be delivered by the Warrant Agent, notwithstanding that the persons whose manual or facsimile signatures appear thereon as proper officers of the Company shall have ceased to be such officers at the time of such countersignature or delivery.

         Prior to due presentment for registration of transfer of the Warrants, the Company and the Warrant Agent may deem and treat the registered Warrant holder thereof as the absolute owner of the Warrants (notwithstanding any notation of ownership or other writing thereon made by anyone other than the Company or the Warrant Agent), for the purpose of any exercise thereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

SECTION 4. REGISTRATION OF TRANSFERS AND EXCHANGES. The Warrant Agent shall from time to time register the transfer of any outstanding Warrants upon the books to be maintained by the Warrant Agent for that purpose, upon surrender thereof to the Company or the Warrant Agent accompanied (if so required by the Company or the Warrant Agent) by a written instrument or instruments of transfer in form satisfactory to the Company and the Warrant Agent, duly executed by the registered Warrant holder or by a duly authorized representative or attorney. Upon any such registration of transfer, a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Warrant Agent. Warrants so canceled shall be delivered by the Warrant Agent to the Company from time to time or otherwise disposed of by the Warrant Agent in a manner satisfactory to the Company. Warrants may be exchanged at the option of the Warrant holder thereof, when surrendered at the principal office of the Warrant Agent in New York, New York or the principal office of the Company in San Diego, California (in which event the Company shall forward the Warrants surrendered and the instruments


                                       2.

of transfer to the Warrant Agent) for another Warrant or other Warrants of like tenor and representing in the aggregate the number of Warrants evidenced by the Warrant or Warrants so surrendered. The Warrant Agent shall countersign and deliver, in accordance with the provisions of this Section 4 and of Section 3, the new Warrant or Warrants required pursuant to the provisions of this Section 4, and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrants duly executed on behalf of the Company for such purpose.

SECTION 5. DURATION AND EXERCISE OF WARRANTS. The Warrants may be exercised at any time commencing from the date of the closing of the Offering, but prior to redemption, until 5:00 p.m., Eastern Time on October 1, 2001 (the "Expiration Date"), at which time all rights evidenced by the Warrants shall cease and the Warrants shall become void. Subject to the provisions of this Agreement, the holder of each Warrant shall have the right to purchase from the Company (and the Company shall issue and sell to such holder of a Warrant) one fully paid and non-assessable share of Common Stock at an exercise price of $2.00 per share (the "Exercise Price") (subject to adjustment as provided in Section 9) upon surrender of the Warrants to the Company at the principal office of the Warrant Agent in New York, New York with the form of Notice of Exercise appearing as the last page thereof duly filled in and signed, and upon payment of the Exercise Price in lawful money of the United States of America to the Warrant Agent for the account of the Company. No adjustment shall be made for any dividends on any share of Common Stock issuable on the exercise of a Warrant.

         The Exercise Price payable upon exercise of Warrants may, at the option of the Warrant holder, be paid by check or bank draft made payable to the order of the Company. Subject to Sections 6 and 11, upon such surrender of a Warrant and payment of the Exercise Price (and if the Exercise Price is paid by check other than a certified or bank cashier's check, upon collection of the proceeds of such check) the Company shall issue and cause to be registered, countersigned and delivered to or upon the written order of the registered holder of such Warrant and in such name or names as may duly be designated, a certificate for the shares of Common Stock being issued pursuant to the Warrant then being exercised (as adjusted as provided in Section 9). Such certificate shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such share or shares of Common Stock, as of the date of the surrender of such Warrant and payment of the Exercise Price; provided, however, that if, at the date of surrender of such Warrant and payment of such Exercise Price, the transfer books for the Common Stock shall be closed, the certificate for such share of shares of Common Stock shall be issuable as of the date on which such books shall next be opened (whether before, on or after the Expiration Date) and until such date the Company shall be under no duty to deliver any certificate for such share or shares; provided, further, that such books, unless otherwise required by law, shall not be closed at any one time for a period longer than twenty (20) calendar days.


                                       3.

         The Warrants shall be exercisable immediately upon issuance by the Company, at the election of the registered Warrant holders thereof, either as an entirety or from time to time for part only of the number of shares purchasable upon exercise of the Warrant. In the event that less than all of the Warrants are exercised as an entirety on or after the date hereof and prior to redemption or before 5:00 p.m. Eastern Time on the Expiration Date, a new Warrant will be issued for the remaining number of Warrants exercisable pursuant to the Warrant so surrendered, and the Warrant Agent shall countersign and deliver the required new Warrant pursuant to the provisions of this Section 5 and of Section 3 and the Company, whenever required by the Warrant holder, will supply the Warrant Agent with a Warrant duly executed on behalf of the Company for such purpose. All Warrants surrendered upon exercise shall be canceled by the Warrant Agent and shall thereafter be delivered to the Company or otherwise disposed of in a manner satisfactory to the Company.

SECTION 5A. REDEMPTION OF WARRANTS. Warrants may be redeemed at the option of the Company, in whole or in part, on either a selective or non-discriminatory basis, at a price equal to $0.10 per Warrant (the "Redemption Price") at any time (i) commencing twelve (12) months after the date hereof if the First Average Closing Price Requirement (as hereafter defined) is satisfied or (ii) after their initial issuance by the Company if the Second Average Closing Price Requirement (as hereafter defined) is satisfied (with any such date of redemption referred to herein as the "Redemption Date"). The First Average Closing Price Requirement will be satisfied if the average closing bid price of the Common Stock as reported by the National Association of Securities Dealers, Inc. electronic interdealer quotation system ("Nasdaq") (or average closing sales price, if the Common Stock is quoted on the Nasdaq National Market System) equals or exceeds $3.00 per share of Common Stock for any twenty (20) trading days within a period of thirty (30) consecutive trading days ending on the fifth trading day prior to the date of the notice of redemption. The Second Average Closing Price Requirement will be satisfied if the average closing bid or, if applicable, closing sales price as determined and for the periods specified in the preceding sentence exceeds $4.00. On the Redemption Date, the holders of record of redeemed Warrants shall be entitled to payment of the Redemption Price upon surrender of such redeemed Warrants to the Company at the principal office of the Warrant Agent in New York, New York.

         Notice of redemption of Warrants shall be given at least twenty (20) and not more than forty-five (45) calendar days prior to the Redemption Date by mailing, by registered or certified mail, return receipt requested, a copy of such notice to all of the holders of record of Warrants to be redeemed at their respective addresses appearing on the books or transfer records of the Company or such other address designated in writing by the holder of record to the Warrant Agent not less than sixty (60) calendar days prior to the Redemption Date and shall be effective upon receipt. In addition, notice of such redemption will be published in The Wall Street Journal not less than ten (10) nor more


                                       4.

than twenty (20) calendar days prior to the mailing of the notice. Any Warrant so called for redemption may be exercised until the close of business on the fifth business day preceding the Redemption Date specified in such notice of redemption. If less than all the Warrants are to be redeemed, the Warrant Agent shall select the Warrants to be redeemed by a method the Warrant Agent considers fair and appropriate.

         From and after the Redemption Date, all rights of the holders of Warrants (except the right to receive the Redemption Price) shall terminate, but only if (a) on or prior to the Redemption Date the Company shall have irrevocably deposited with the Warrant Agent (or its successor as Warrant Agent) a sufficient amount to pay on the Redemption Date the Redemption Price for all Warrants called for redemption and (b) the notice of redemption shall have stated the name and address of the Warrant Agent and the intention of the Company to deposit such amount with the Warrant Agent on or before the Redemption Date.

         The Warrant Agent shall pay to the holders of record of redeemed Warrants all monies received by the Warrant Agent for the redemption of Warrants to which the holders of record of such redeemed Warrants who shall have surrendered their Warrants are entitled under the provisions of this Agreement.

         Any amounts deposited with the Warrant Agent which are not required for redemption of Warrants may be withdrawn by the Company. Any amounts deposited with the Warrant Agent which shall be unclaimed after six (6) months after the Redemption Date may be withdrawn by the Company, and thereafter the holders of the Warrants called for redemption for which such funds were deposited shall look solely to the Company for payment. The Company shall not be entitled to the interest, if any, on funds deposited with the Warrant Agent, and the holders of redeemed Warrants shall have no right to any such interest.

         If the Company fails to make a sufficient deposit with the Warrant Agent as provided above, the holder of any Warrants called for redemption may at the option of the holder (a) by notice to the Company declare the notice of redemption a nullity, or (b) maintain an action against the Company for the Redemption Price. If the holder brings such an action, the Company will pay reasonable attorneys' fees of the holder. If the holder fails to bring an action against the Company for the redemption price within sixty (60) days after the Redemption Date, the holder shall be deemed to have elected to declare the notice of redemption to be a nullity and such notice shall be without any force or effect.

                                       5.

SECTION 5B.  EXCHANGE, TRANSFER OR ASSIGNMENT OF WARRANTS

         Prior to the effective date of the Registration Statement, or earlier if so notified by the Company (the "Separation Date"), a Warrant may not be divided or combined with other Warrants or exchanged, assigned or transferred apart from the Common Stock with which it was sold as a Unit to the Warrant holder. Absent an effective Registration Statement, the Warrant Agent will not record an exchange, assignment or transfer of a Warrant in the Warrant Register without certification that the Warrant holder has transferred its Common Stock to the assignee named on the form of Warrant Assignment contained in the Warrant.

         After the Separation Date, and subject to compliance with all applicable securities laws, the Warrants may be exchanged or transferred, at the option of the Warrant holder, upon presentation and surrender of Warrants to the Warrant Agent or to the Company, for other Warrants of different denominations, entitling the holder or holders thereof to exercise in the aggregate the same number of Warrants. Subject to the preceding sentence, a Warrant may be divided or combined with other Warrants that carry the same rights upon presentation thereof at the office of the Warrant Agent or the Company, together with written notice specifying the names and denominations in which new Warrants are to be issued and signed by the holder thereof.

         After the Separation Date, Warrants may be assigned or transferred, at the option of the Warrant holder, upon surrender of Warrants to the Warrant Agent, with the Warrant assignment form contained therein duly executed and accompanied by funds sufficient to pay any transfer tax. The Warrant Agent shall execute and deliver a new Warrant in the name of the assignee or assignees named in such instrument or assignment and, if the holder's entire interest in the Warrants is not being transferred or assigned, in the name of the Warrant holder, and the Warrant surrendered shall promptly be canceled.

         Any transfer, exchange or assignment of the Warrants shall be without charge (other than the cost of any transfer tax to be paid by the Warrant holder pursuant to Section 6 hereof) to the Warrant holder and any new Warrant issued pursuant to this Section 5B shall be dated the date such new Warrant is issued.

         SECTION 6. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes attributable to the original issuance of shares of Common Stock upon the exercise of Warrants; provided, however, that the Company shall not be required
(i) to pay any tax which may be payable in respect of any transfer involved in the transfer and delivery of Warrants or the issuance or delivery of certificates of Common Stock in a name other than that of the registered holder of the Warrant surrendered for purchase, or (ii) to issue or deliver any certificate for shares of Common Stock upon the exercise of any Warrants


                                       6.

until any such tax required to be paid under paragraph (i) shall have been paid, all such tax being payable by the holder of such Warrant at the time of surrender.

         SECTION 7. MUTILATED OR MISSING WARRANTS. In case any of the Warrants shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue and the Warrant Agent may countersign and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the lost, stolen or destroyed Warrant, a new Warrant of like tenor and evidencing the number of shares purchasable upon exercise of the Warrant so mutilated, lost, stolen or destroyed, but only upon receipt of evidence satisfactory to the Warrant Agent of such loss, theft or destruction of such Warrant and indemnity, if requested, also satisfactory to it. Applicants for such substitute Warrants shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Warrant Agent may prescribe.

         SECTION 8. RESERVATION OF COMMON STOCK. There have been reserved, and the Company shall at all times keep reserved, out of the authorized and unissued shares of Common Stock, a number of shares sufficient to provide for the exercise of the Warrants. Unless all Warrants shall have been exercised prior to the Expiration Date of the Warrants, the Warrant Agent shall certify to the Company, as of the close of business on the Expiration Date, the total aggregate amount of Warrants then outstanding and thereafter no shares of Common Stock shall be subject to reservation in respect of such Warrants.

         SECTION 9. ADJUSTMENTS TO EXERCISE PRICE AND NUMBER OF SHARES.

         The initial Exercise Price and the number of shares of Common Stock issuable upon exercise of any Warrant (the "Warrant Shares") shall be subject to adjustment from time to time as follows:

                  (a) In case, prior to the expiration of any Warrant by exercise or by its terms, the Company shall issue any shares of its Common Stock as a stock dividend or subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such cases, the Exercise Price per share of the Warrant Shares purchasable pursuant to any Warrant in effect at the time of such action shall be proportionately reduced and the number of Warrant Shares at that time purchasable pursuant to any Warrant shall be proportionately increased; and conversely, in the event the Company shall contract the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, then in such case, the Exercise Price per share of the Warrant Shares in effect at the time of such action shall be proportionately increased and the number of Warrant Shares at that time purchasable pursuant to any Warrant shall be proportionately decreased. Any dividend paid or


                                       7.

distributed upon the Common Stock in stock or any other class of securities convertible into shares of Common Stock shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are issuable upon the conversion thereof.

                  (b) In case, prior to the expiration of any Warrant by exercise or by its terms, the Company shall be recapitalized by reclassifying its outstanding Common Stock, par value $.02, into stock with a different par value or by changing its outstanding Common Stock with par value to stock without par value, or the Company or a successor corporation shall be consolidated or merge with or convey all or substantially all of its or any successor corporation's property and assets to any other corporation or corporations (any such corporation being included within the meaning of the term "successor corporation" in the event of any consolidation or merger of any such corporation with, or the sale of all or substantially all of the property of any such corporation to, another corporation or corporations), in exchange for stock or securities of a successor corporation, the holder of any Warrant shall thereafter have the right to purchase upon the terms and conditions and during the time specified in such Warrant, in lieu of the Warrant Shares theretofore purchasable upon the exercise of such Warrant, the kind and amount of shares of stock and other securities receivable upon such recapitalization or consolidation, merger or conveyance by a holder of the number of shares of Common Stock which the holder of such Warrant might have purchased immediately prior to such recapitalization or consolidation, merger or conveyance.

                  (c) In case, prior to the expiration of any Warrant by exercise or by its terms, the Company shall issue to all holders of its outstanding Common Stock rights, warrants or options (expiring forty five (45) days after the record date for determining shareholders entitled to receive such rights, warrants or options) to subscribe for or purchase shares of Common Stock at less than current market price, then, in such case, the Exercise Price per share of the Warrant Shares purchasable pursuant to any Warrant shall be proportionately increased.

                  (d) In case, prior to the expiration of any Warrant by exercise or by its terms, the Company shall distribute to all holders of shares of stock (other than Common Stock), evidences of indebtedness, or assets (excluding cash dividends or distributions payable out of Common Stock) rights, warrants or options (other than those described in paragraph (c) above) to subscribe for or purchase shares of Common Stock, then, in such case, the Exercise Price per share of the Warrant Shares purchasable pursuant to any Warrant shall be proportionately increased.

                  (e) In case:

                           (i) the Company shall take a record of the holders of
                  its Common Stock for the purpose of entitling them to receive a dividend or any other


                                       8.

                  distribution in respect of the Common Stock (including cash), pursuant to, without limitation, any spin-off, split-off or distribution of the Company's assets; or

                           (ii) the Company shall take a record of the holders
                  of its Common Stock for the purpose of entitling them to subscribe for or purchase any shares of stock of any class or to receive any other rights; or

                           (iii) the Company shall take a record of the holders
                  of its Common Stock for the purpose of any classification, reclassification or other reorganization of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, or conveyance of all or substantially all of the assets of the Company; or

                           (iv) the Company shall take a record of the holders
                  of its Common Stock for the purpose of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

                  then, and in any such case, the Company shall mail by first-class mail, postage prepaid, to the Warrant holder, at least fifteen (15) calendar days prior thereto, a notice stating the date or expected date on which a record is to be taken for the purpose of such dividend, distribution or rights, or the date on which such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, as the case may be. Such notice shall also specify the date or expected date, if any is to be fixed, as of which holders of Common Stock of record shall be entitled to participate in said dividend, distribution or rights, or shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up, as the case may be. The failure to give such notice shall not affect the validity of any such proceeding or transaction and shall not affect the right of the holder of any Warrant to participate in said dividend, distribution or rights or any such exchange.

                  (f) In case the Company at any time while any Warrant shall remain unexpired and unexercised, shall dissolve, liquidate or wind up its affairs, the holder of any Warrant may thereafter receive upon exercise hereof in lieu of each share of Common Stock of the Company which it would have been entitled to receive, the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such dissolution, liquidation or winding up with respect to each share of Common Stock of the Company.


                                       9.

                  (g) Whenever the Exercise Price shall be adjusted as required by the provisions of this Section 9, the Company shall forthwith file in the custody of its Secretary at its principal office, with the Warrant Agent, and with its stock transfer agent, if different than the Warrant Agent, an officer's certificate showing the adjusted Exercise Price determined as therein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, the consideration for such shares, determined as in this Section 9 provided, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Warrant holder and the Company shall, forthwith after each such adjustment, mail by first-class mail, postage prepaid, a copy of such certificate to the Warrant holder, and thereafter said certificate shall be conclusive and shall be binding upon each Warrant holder unless contested by such Warrant holder by written notice to the Company within ten (10) calendar days after receipt of the certificate by the Warrant holder.

         SECTION 10. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of any Warrant. With respect to any fraction of a share called for upon exercise hereof, the Company shall pay to the Warrant holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share, which shall be determined by the Company as follows:

                  (a) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange (or is quoted on the Nasdaq National Market System) the current value shall be the last reported sale price of the Common Stock on such exchange or the National Market System on the last business day prior to the date of exercise of the Warrant; or

                  (b) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the closing bid price as furnished by Nasdaq on the last business day prior to the date of exercise, or if not so quoted on Nasdaq, the current market value shall be the average of the high bid and low asked prices as reported on the "pink sheets" by the National Daily Quotation Bureau, Inc., dated the last business day prior to the date of exercise of any Warrant; provided that the term "business day" as used in this sentence shall mean a day on which trading took place in the domestic over-the-counter market.

                  (c) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current value shall be an amount, not less than book value, determined by the Company in such reasonable manner as may be prescribed by the Board of Directors of the Company.


                                      10.

         SECTION 11. WARRANT HOLDER NOT DEEMED A STOCKHOLDER; NOTICES. No holder, as such, of any Warrant shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise thereof for any purpose whatever, nor shall anything contained herein or in any Warrant be construed to confer upon the holder of any Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, or otherwise, until such Warrant shall have been exercised in accordance with the provisions hereof and the receipt by the Warrant Agent of the Exercise Price payable upon such exercise.

         SECTION 12. DISPOSITION OF PROCEEDS ON EXERCISE OF WARRANTS.

                  (a) The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all monies received by the Warrant Agent for the purchase of shares of Common Stock through the exercise of such Warrants.

                  (b) The Warrant Agent shall keep copies of this Agreement available for inspection by holders of Warrants during normal business hours at its principal office in New York, New York.

         SECTION 13. MERGER OR CONSOLIDATION OR CHANGE OF NAME OF WARRANT AGENT. Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the corporate trust business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor warrant agent under the provisions of Section 15. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, and in case at that time any of the Warrants shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the predecessor warrant agent and deliver such Warrants so countersigned; and in case at that time any of the Warrants shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrants either in the name of the predecessor warrant agent or in the name of the successor warrant agent; and in all such cases such Warrants shall have the full force and effect provided in the Warrants and in this Agreement.


                                      11.

         In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrants shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignature under its prior name and deliver Warrants so countersigned; and in case at that time any of the Warrants shall not have been countersigned, the Warrant Agent may countersign such Warrants either in its prior name or in its changed name; and in all such cases such Warrants shall have the full force and effect provided in the Warrants and in this Agreement.

         SECTION 14. DUTIES OF WARRANT AGENT. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Warrants, by their acceptance thereof, shall be bound:

                  (a) The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company, and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the delivery of Warrants except as herein otherwise provided.

                  (b) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrant Certificates to be complied with by the Company.

                  (c) The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company) and the Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel, provided the Warrant Agent shall have exercised reasonable care in the selection and continued employment of such counsel.

                  (d) The Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the party or parties to this Agreement.

                  (e) The Company agrees (i) to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the execution of this Agreement, (ii) to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the execution of this Agreement (other than taxes measured by the Warrant Agent's net



                                      12.

income), and (iii) upon request, to advance to the Warrant Agent funds to pay cash in lieu of fractional shares of Common Stock issuable on exercise of Warrants.

                  (f) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more registered holders of Warrants shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery of judgment shall be for the ratable benefit of the registered holders of the Warrants, as their respective rights or interests may appear.

                  (g) The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

                  The Warrant Agent shall act hereunder solely as agent, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own gross negligence or bad faith.

         SECTION 15. CHANGE OF WARRANT AGENT. The Warrant Agent may resign and be discharged from its duties under this Agreement by giving to the Company notice in writing, and to the holders of the Warrants notice in writing and sent by first-class mail, postage prepaid, to each registered holder of a Warrant at such holder's address appearing in the Warrant register, specifying a date when such resignation shall take effect, which notice shall be sent at least thirty
(30) calendar days prior to the date so specified. The Company may replace the Warrant Agent by giving written notice to the Warrant Agent and to the holders of the Warrants, such notice to be sent by first-class mail, postage prepaid, to each registered holder of a Warrant at such holder's address appearing in the Warrant Register, specifying a date when such replacement shall take effect, which notice shall be sent at least thirty (30) calendar days prior to the date so specified. If the Warrant Agent shall resign, be replaced or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of thirty (30) calendar days after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated


                                      13.

Warrant Agent or by the registered holder of a Warrant (who shall, with such notice, submit such holder's Warrant Certificate for inspection by the Company), then the registered holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. After appointment the successor warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the former Warrant Agent shall deliver and transfer to the successor warrant agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to give any notice provided for in this Section 15, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor warrant agent, as the case may be.

         SECTION 16. IDENTITY OF TRANSFER AGENT. Forthwith upon the appointment after the date hereof of any Transfer Agent for the Common Stock other than the Warrant Agent, or of any subsequent Transfer Agent for shares of the Common Stock, the Company will file with the Warrant Agent a statement setting forth the name and address of such Transfer Agent.

         SECTION 17. INDEMNIFICATION. The Company agrees to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the execution of this Agreement, to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the execution of this Agreement and to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and reasonable counsel fees, for anything done or omitted by the Warrant Agent in the execution of this Agreement except as a result of Warrant Agent's negligence or bad faith.

         SECTION 18. NOTICES. Any notice pursuant to this Agreement to be given by the Warrant Agent or by the registered holder of any Warrant Certificate to the Company shall be sufficiently given if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent) as follows:

                           Cypress Bioscience, Inc.
                           4350 Executive Drive, Suite 325
                           San Diego, CA 92121
                           Attn:  Chief Executive Officer

Any notice pursuant to this Agreement to be given by the Company or by the registered holder of any Warrant to the Warrant Agent shall be sufficiently given if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company) as follows:


                                      14.

                           American Stock Transfer & Trust Company
                           40 Wall Street
                           New York, NY 10005
                           Attn:  Stock Transfer Department

         SECTION 19. SUPPLEMENTS AND AMENDMENTS. The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any holders of Warrants in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not adversely affect the interests of the holders of Warrants. The Company and the Warrant Agent also may supplement or amend the Warrant Agreement in any other respect with the written consent of the holders of at least two-thirds in number of the Warrants then outstanding; however, no such supplement nor amendment may (a) make any modification of the terms upon which the Warrants are exercisable or may be redeemed or (b) change the percentage of the holders of the Warrants who must consent to such amendment or supplement, without the consent of each Warrant holder affected thereby.

         SECTION 20. SUCCESSORS. All the covenants and provisions of this Agreement by or for the benefit of the Company, the Warrant Agent or holders of the Warrants shall bind and inure to the benefit of their respective successors, assigns, heirs and personal representatives.

         SECTION 21. TERMINATION. This Agreement shall terminate at 5:00 p.m., Eastern Time, on October 1, 2001 or such earlier date upon which all Warrants have been exercised or redeemed, except that the Warrant Agent shall account to the Company pursuant to Section 12 for all cash held by it at 5:00 p.m., Eastern Time, on such date of termination. The provisions of Section 14 shall survive such termination.

         SECTION 22. GOVERNING LAW. This Agreement and each Warrant issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be construed in accordance with the laws of said State.

         SECTION 23. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent and the holders of the Warrants any legal or equitable right, remedy or claim under this Agreement, and this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered holders of the Warrants.


                                      15.

         SECTION 24. DESCRIPTIVE HEADINGS. The descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meanings or construction of any of the provisions hereof.

         SECTION 25. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.


                                      16.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

                                     CYPRESS BIOSCIENCE, INC.



                                     By:_____________________________
                                     Name:___________________________
                                     Title:__________________________


[seal]

Attest:



______________________________
Susan E. Feiner, Secretary

                                     AMERICAN STOCK TRANSFER
                                     & TRUST COMPANY



                                     By:_______________________________
                                     Name:_____________________________
                                     Title:____________________________

[seal]

Attest:




______________________________


                                      17.